Summary of Inventories (Detail) In Millions	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Inventory Disclosure [Line Items]
Finished goods	$ 8,602	¥ 715,272	¥ 885,005
Raw materials	3,605	299,755	265,493
Work in process	2,626	218,335	199,267
Supplies and other	852	70,880	72,608
Inventory, Net, Total	$ 15,685	¥ 1,304,242	¥ 1,422,373